                   AMENDMENT TO SMS/HSD MARKETING AGREEMENT


     This amendment (the "Amendment") is made as of the 19th day of December, 1997, between SHARED MEDICAL SYSTEMS CORPORATION, 51 Valley Stream Parkway, Malvern, Pennsylvania 19355 ("SMS") and HEALTH SYSTEMS DESIGN CORP., 1330 Broadway #1210, Oakland, California ("HSD"). For ease of reference SMS and/or HSD may be referred to individually as a "Party" or collectively as the "Parties".

     SMS and HSD agree to amend the Marketing Agreement between them dated January 31, 1994, as amended (the "Agreement") to address and clarify aspects of the Parties' ongoing relationship and to expand the scope of the Agreement to include previously untapped opportunities in European Payor Organization markets. This Amendment shall serve to modify the Agreement only as specified hereinbelow with the understanding that in the event of any conflict between the provisions of this Amendment and the Agreement, this Amendment shall control.


1. FLEXIBLE CREDIT POOL. Effective on the date of this Amendment, HSD shall create a credit account in the amount of $4,000,000 for the benefit of SMS (the "Flexible Credit Pool"). It is agreed by the Parties that ninety percent (90%) of the amount of all correct invoices sent to SMS by HSD (or as otherwise specified herein) may, at SMS' discretion, be charged against the Flexible Credit Pool. The remaining ten percent (10%) of all such payments shall be paid by SMS to HSD pursuant to the payment provisions of the Agreement.
Credits may be taken against the Flexible Credit Pool as determined by SMS, including without limitation the support of the Parties' efforts to address the European Payor Organization market.

2.   PAYOR ORGANIZATIONS.

     2.1. HSD grants to SMS the non-exclusive right to license its Diamond 950C/S Software (referred to in the Agreement as the "Oracle version of the Diamond") to European Payor Organizations. For purposes of this Amendment the definition of Europe shall include the European continent and countries
comprising the former Soviet Union.    The first license granted by SMS to a
European Payor Organization shall entitle HSD to a one-time combined distribution/license fee of [ * ]. For subsequent licenses, SMS shall pay HSD [ * ] of the license fee charged by SMS to licensee Payor Organizations, provided that the minimum license fee for each such license shall not be deemed less than [ * ] for purposes of calculating fees due HSD.

     2.2. Support fees for support of the Software licensed in the European Payor market will be $125 per hour.

     2.3. Fees for licenses granted in the European Payor Organization market shall be due and payable at the time Diamond 950C/S is first used in the live operation of the licensee European Payor Organization (and/or in an Outsourcing arrangement in that territory). Support fees shall be due quarterly in arrears. The provisions of subsection 1, above, shall apply to all such payments due in connection with SMS licensing to European Payor Organizations. SMS' right to license to European Payor Organizations shall also include the local equivalent of a Third Party Administrator (TPA) performing outsourcing services for payors.


* Confidential portions omitted and filed separately with the Commission.

     2.4  HSD SUPPORT FOR DIAMOND 950C/S INTERNATIONALIZATION.

          2.4.1 HSD will provide to SMS [ * ] the rights to use HSD's internationalization software which enables Diamond 950C/S to utilize multiple languages and multiple currencies and allow programmers to create local country versions. This software shall be deemed a Deliverable

          2.4.2 HSD will dedicate a minimum of the equivalent of two (2) full time equivalent (FTE) employees for 18 months to create local country versions of Diamond 950C/S according to SMS specifications. Tasks shall include, without limitation, creating local versions for multi-lingual support, multiple currency support, premium subsidy, and social program support. Both FTEs will be experienced Diamond 950C/S technical resources. HSD agrees to make these resources available to SMS upon 60 days prior notice, and SMS shall have the right to preapprove such resources. Such resources will be chargeable to SMS consistent with Section 7 of this Amendment.

3. OUTSOURCING. HSD acknowledges SMS' continuing right to use Diamond 725 and the right to use Diamond 950C/S in SMS' Outsourcing Services Division
("OSD") operation at SMS remote processing centers.   SMS' right to use Diamond
725 and/or 950C/S shall be non-exclusive, meaning that SMS may simultaneously use and process any other managed care software solution in the provision of services to end users via SMS remote processing facilities or any other outsourcing or end user facility operated by SMS. SMS agrees to pay HSD the following fees for the use of Diamond 725 at SMS remote processing facilities:

     The following Diamond 725 fees are based on per-member per-month ("PMPM") pricing. SMS shall pay HSD [ * ] of the rates listed below:

[ * ]








     * Plan participant enrolled in the member file in Diamond.

       The following Diamond 950C/S fees are based on per-member per-month ("PMPM") pricing. SMS shall pay HSD [ * ] of the rates listed below:

[ * ]








     * Plan participant enrolled in the member file in Diamond.


* Confidential portions omitted and filed separately with the Commission.

     For purposes of measuring SMS' performance against the 50 user license requirement in Section 6(a) of the Agreement, SMS shall be credited with one license toward the 50 licenses as described in Section 6(a) of the Agreement for each OSD customer that (i) processes a minimum of at least [ * ] lives per month through Diamond and (ii) has an SMS contract of at least 36 months.

     It is also expressly understood and agreed that SMS' right to use the 725 and/or 950C/S Software to provide services through OSD shall survive expiration or termination of this Agreement, for a period not to exceed the unexpired term of any outsourcing agreements that SMS enters into with customers prior to any such expiration and/or termination. In addition, SMS shall have surviving rights including the right to add new end users for existing outsourcing customers and the right to renew/extend the terms of any such existing customers. The surviving rights specified in this paragraph shall be conditional upon SMS'continued payment of the above-specified OSD-specific license fees to HSD for as long as SMS services such end users/customers.

4. DIAMOND 725 LICENSE FEES. The license fees due HSD in consideration of SMS licensing Diamond 725 shall be calculated as follows:

     (a) The minimum perpetual license fee due HSD shall be [ * ] for each Diamond 725 perpetual license (1-32 concurrent users) granted by SMS beyond the first 30 Software licenses granted by SMS (Diamond 725 and 950C/S combined).

     (b) The minimum term license pricing for Diamond 725 shall be calculated as follows: As to each Diamond 725 term license granted by SMS beyond the first 30 Software licenses granted by SMS (Diamond 725 and 950C/S combined) , SMS shall pay to HSD [ * ] of the Diamond 725 license fee net of support fees, plus [ * ] of the support fees charged to that End User; provided the minimum term license fee charged by SMS shall not be less than the following:

[ * ]






     For illustration purposes, a 32 concurrent user license with a [ * ] annual support fee shall result in fees due HSD in the amount of [ * ] per month.


* Confidential portions omitted and filed separately with the Commission.

[ * ]






5.   DIAMOND 950C/S LICENSE FEES.   The license fees due HSD in consideration
of SMS licensing Diamond 950C/S shall be calculated as follows: The minimum perpetual license fee due HSD shall be [ * ] for each Diamond 950C/S perpetual license (1-32 concurrent users) granted by SMS. The parties' minimum term pricing for Diamond 950C/S shall be calculated as follows: As to each Diamond 950C/S term license granted by SMS, SMS shall pay to HSD [ * ] of the Diamond 950C/S license fee net of support fees, plus [ * ] of the support fees charged to that End User; provided the minimum gross license fee charged by SMS shall not be less than the following:

[ * ]





6. BASIS LICENSES. HSD agrees to pay the BASIS International software license fees for the following End Users to enable those End Users to use the Diamond 725 Windows product without the payment of additional BASIS International license fees; provided that the maximum payments by HSD under this subsection shall not exceed [ * ]. These BASIS license payments will be applied to the Flexible Credit Pool as and when HSD makes any such license fee payments.

[ * ]








7. HSD PROFESSIONAL SERVICES. HSD agrees to perform the professional services described below. HSD shall prioritize SMS' requests for all such services consistent with the prioritization procedures of all other projects undertaken by HSD, with the express understanding that SMS requests will not be prejudiced by the fact that charges for such services may be credited against the Flexible Credit Pool.

     7.1 IMPLEMENTATION AND PROFESSIONAL SERVICES. Except for services required to be provided by HSD under the terms of the Agreement for which no additional compensation shall be paid by SMS to HSD (except as otherwise provided in Section 9 of this Amendment), SMS agrees to pay HSD to perform
certain additional professional services as follows:   HSD will perform
implementation and other professional services for End Users, under subcontract to SMS, pursuant to the terms of the attached Engagement Program in Exhibit A, in consideration of SMS paying HSD the professional service rate of [ * ] per person per hour.

     7.2  INTERFACES AND ENHANCEMENTS/SOFTWARE DEVELOPMENT SERVICES.   HSD
shall commit to perform software development services requested by SMS at the rate of [ * ] per person per hour, which services shall be predominantly focused on services required to enable and support the Parties efforts with respect to the European Payor Market or as otherwise determined by SMS.


* Confidential portions omitted and filed separately with the Commission.

8. CONVERSIONS TO DIAMOND 950. HSD shall perform automated conversions from Diamond 725 to Diamond 950C/S for the five End Users specified in Section 6 of this Amendment, above for the fixed fee of [ * ] per End User for any such conversion initiated within two (2) years from the date the conversion process
is first demonstrated to be operational at a customer site.   It is mutually
understood and agreed that the fixed fee specified in the preceding sentence shall apply to conversions from the base/unmodified version of the 725 Software to a base/unmodified version of the 950C/S Software. In the event that the End User requests other than a base/unmodified version of the 950C/S Software, HSD will offer the additional required services at its then standard rates pursuant to its applicable Software modification procedures. The [ * ] base conversion fee referenced in the first sentence of this Section 8 shall be credited against the Flexible Credit Pool at 100% (notwithstanding the 90% rule in Section 1 above) for each such conversion that is completed by HSD. The details and timeframes for each such conversion shall be agreed upon by SMS, HSD and the subject End User. SMS shall also have the right at no charge to use the conversion programs utilized by HSD and HSD shall provide conversion program training to SMS at no charge; provided that SMS will be responsible for the cost, if any, of any third party software components of the conversion program.

9.   DIAMOND 725 AND 950C/S ENHANCEMENTS.

     9.1 HSD shall provide the Diamond 725 and 950C/S enhancements listed in the attached Exhibit B. The enhancements listed in Exhibit B shall be free of charge, except that as to any of the four enhancements listed directly below that HSD objectively demonstrates are provided exclusively for SMS' benefit (e.g., not for the benefit of any other HSD customer), SMS shall pay HSD at the rate of [ * ] per hour which shall be credited at 100% (notwithstanding the 90% rule in Section 1 above) against the Flexible Credit Pool and HSD agrees to design and implement such enhancements according to SMS' specifications.

[ * ]







     A workplan for the implementation of Exhibit B enhancements is attached as Exhibit C. It is understood that SMS' internal costs in support of the development, testing and implementation of the Exhibit B enhancements will be borne by SMS. For those Diamond 725 and 950C/S enhancements included in the workplan, SMS shall have the authority to revise and approve the final specifications of each such deliverable with the understanding that HSD shall make the final decision--following discussions between HSD's CEO and SMS' Vice President, Accounting Systems--on whether any such enhancements are added to model software. SMS will review and provide feedback on all deliverables within 10 days after receipt of the deliverable.

     9.2 If HSD fails to deliver any of the above-described enhancements or fails to achieve a milestone or phase of the detailed workplan on or before the tenth (10th) day after the date scheduled in Exhibit C for general availability or milestone/phase achievement of any such enhancement, then SMS shall be entitled to withhold all payments due HSD under the Agreement until such delivery occurs except to the extent that any such delay is attributable to a force majeure event as described in Section 16 of the Agreement.


* Confidential portions omitted and filed separately with the Commission.

     9.3 If HSD fails to deliver any of the above-described enhancements or fails to achieve a milestone or phase of the detailed workplan on or before the ninetieth (90th) day after the date scheduled in Exhibit C for general availability or milestone/phase achievement of any such enhancement, as appropriate, then SMS shall be entitled to liquidated damages in the amount of $1,000 per day for each day after the initial 90 days that delivery is delayed, which may be taken by SMS--at SMS' election--in cash or as a credit against future invoices.

     9.4 To the extent a delivery delay results from changes to the implementation schedules or scope of work in Exhibit C requested by SMS, or due to the failure of SMS to provide feedback to HSD and such failure causes HSD to be late, the delivery dates shall be adjusted accordingly without penalty to HSD.

10. EXCLUSIVITY.

     10.1 Notwithstanding anything to the contrary in the Agreement SMS may license a managed care product that competes with, or replaces Diamond 725 and/or 950, provided that if SMS commences licensing any such competing or replacement product (other than a relationship between SMS and CPU, Inc. and/or for use at any SMS outsourcing center), HSD is relieved of its exclusivity obligations under Section 6(d) of the Agreement. Also, if SMS commences licensing a competing or replacement product in the standalone Payor Organization market (other than outside the United States as provided in Section 2 of this Amendment), then HSD may market and license Diamond to SMS Core Application licensees notwithstanding the provisions of Section 6(a) of the Agreement.

     10.2 Prior to HSD commencing any marketing or licensing activities as currently prohibited under Section 6(a) of the Agreement, HSD shall provide at least 30 days advance written notice to SMS of such intention for purposes of enabling the parties to decide, if a challenge exists, whether or not SMS has licensed Diamond to a Payor Organization.

11. CREDIT FOR ENHANCEMENTS. Separate and apart from the $4,000,000 in the Flexible Credit Account, HSD grants to SMS a credit equal to [ * ]
([ * ] for Diamond 950C/S enhancements paid-for, but not delivered by HSD, less [ * ] already withheld in good faith by SMS), which credit shall be applied to any correct invoice received by SMS from HSD.

12. STAFF FUNDING BY HSD. HSD will fund the cost, not to exceed [ * ] each, for two (2) SMS employees to perform, for one year, SMS-specific functions in support of SMS' licensing of the 725 and/or 950C/S Software and/or as otherwise benefits the SMS/HSD undertakings described in this Amendment including without limitation support of the opening of the European Payor Organization market.One employee shall perform the responsibilities of a Program Manager in the HSD Product Management organization. The other employee will work on technical projects as directed by SMS.Their activities will be directed by SMS and administered with the cooperation of HSD. SMS will invoice HSD quarterly in advance for such payments. HSD commits that these individuals will commence the above-described work no later than March 31, 1998. HSD shall at no charge also provide office space, equipment, and support consistent with the space, equipment, and support HSD provides to its own employees performing programming and development functions.

13. TERM. Notwithstanding anything to the contrary in Section 2 of the Agreement, the Agreement may not be terminated by HSD prior to the retirement of the Flexible Credit Pool. The Flexible Credit


* Confidential portions omitted and filed separately with the Commission.

Pool may be retired by means of applying credits as described in this Amendment and/or cash payments by HSD to SMS in the discretion of the Parties.

14.  ADDITIONAL ITEMS.

     14.1 Processing by Affiliated and Unaffiliated Physicians and Entities. The parties agree that the letter attached as Exhibit F is the agreed upon method for determining whether SMS' right to relicense Diamond includes the right for End Users to use Diamond to process the data of affiliated and unaffiliated physicians and entities.

     14.2 DEFINITIONS. The definition of "Deliverables" shall be amended to also include that third party software specified in Exhibit C, as amended, as a component of the Software.

     14.3 CLARIFICATION OF BILLING. The chart attached as Exhibit D shall be used to determine whether or not services provided by HSD to SMS are billable in the future.

15. RELEASE. Contingent on HSD performing all of its material contractual obligations to SMS in a timely and correct manner, SMS agrees to refrain from initiating litigation against HSD for claims arising prior to the date of this AmendmentSMS waives no other rights or remedies available to SMS under
the Agreement, at law, or in equity.   In the event HSD fails to perform its
material contractual obligations in a timely and correct manner and SMS initiates litigation against HSD for claims arising prior to the date of this Amendment, any potential recovery by SMS shall be reduced by amounts correctly credited against the Flexible Credit Pool, plus amounts paid by HSD to SMS pursuant to Section 12 of this Amendment.

16. ENTIRE UNDERSTANDING. This Amendment contains the entire understanding of the Parties and superseds and prior understandings written or oral, respecting the subjects discussed herein. Modifications may be made to this Amendment only if in writing and when signed by both Parties.

17. GENERAL. This Amendment supersedes any contrary or inconsistent provisions of the Agreement and any prior amendments. No provisions of any HSD purchase order shall apply. As amended, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, intending to be legally bound hereby, SMS and HSD have executed this Amendment as of the date and year first above mentioned.


SHARED MEDICAL SYSTEMS             HEALTH SYSTEMS DESIGN
CORPORATION                        CORPORATION


By: /s/ Janet G. Fulton                    By: /s/ Russell J. Harrison
   -------------------------------            ------------------------------

Janet G. Fulton                            Russell J. Harrison
----------------------------------         ---------------------------------
Typed or Printed Name and Title              Typed or Printed Name and Title

Vice President                             President & CEO

                                 CONFIDENTIAL

                                   EXHIBIT A
                              ENGAGEMENT PROGRAM

      ATTACHED IS SMS STANDARD ENGAGEMENT AGREEMENT USED BY SMS TO ENGAGE SUBCONTRACTORS. THE PARTIES AGREE THAT NOTWITHSTANDING PROVISIONS IN THE
AMENDMENT THAT REQUIRE HSD TO PERFORM ACCORDING TO THE ATTACHED PROVISIONS, THE
 PARTIES WILL NEGOTIATE IN GOOD FAITH ENGAGEMENT PROVISIONS USING THE ATTACHED
                         PROVISIONS AS A GUIDELINE.


1. GENERALLY. From time to time, SMS may wish to engage HSD to perform implementation, support, and other services (an "Engagement"). This Exhibit shall generally govern the relationship between SMS and HSD regarding such Engagements. The particulars of such Engagements, such as the identity of the SMS customer for whom the services are to be performed, the location of the Engagement, the description of the precise nature of the services to be performed, scheduling matters, the identification of project leaders, etc., shall be set forth in a written Engagement Letter which specifically refers to this Exhibit and which is signed by both parties. The Engagement can be extended by SMS within 20 days prior to its termination. If any provision in an Engagement Letter is inconsistent with any provision in this Exhibit, the former shall govern. SMS grants to HSD a non-transferable, non-exclusive limited license to use Confidential Information (as hereinafter defined) certain SMS' software licensed to the SMS customer, Documentation and other Deliverables solely for the purpose of assisting an SMS customer identified in an Engagement Letter and solely for the purpose and duration of such engagement as set forth in the Engagement Letter and for no other purpose. SMS shall offer HSD access to training in certain courses, if such training is necessary for HSD to perform its obligations hereunder, at the current SMS rates , to install SMS applications software/systems in SMS' customer facilities according to SMS' policies, reporting guidelines and SMS'
proprietary methodologies and protocols.    SMS shall be responsible for
implementation project management which includes, but is not limited to, implementation workplan task definition, task assignment and scheduling, staff utilization, and the development, implementation and enforcement of all policies and procedures necessary to accomplish the implementation tasks in a timely and efficient manner. SMS shall be solely responsible for the billing of SMS' customer for all implementation tasks in accordance with the application software/system agreement between SMS and SMS' customer. All services provided by HSD employees under this Exhibit shall be performed in a competent and workmanlike manner.

2. AMOUNTS PAYABLE BY SMS TO HSD. HSD shall submit to SMS, on a monthly basis, one invoice detailing: the hours and reasonably incurred expenses spent each week by each of its employees performing services described in
Section 1 of this Exhibit and in an Engagement Letter. Such invoice must be submitted within thirty days from the end of the month in which the services were rendered and will include a copy of the SMS Expense Report. HSD shall also submit on a weekly basis, a SMS expense report detailing all Professional Service time provided and reasonable expenses incurred. Such report must be submitted within seven days from the end of the week in which such services were rendered. SMS shall pay $00.00 per hour for services performed by HSD employees, and shall pay the reasonably incurred expenses of such HSD employees in accordance with the travel and living reimbursement policy, as described in Exhibit A. The rate set forth in the preceding sentence shall be effective for all new Engagements commencing after the effective date hereof. SMS shall pay the amount invoiced by HSD within thirty (30) days from the date of receipt of an invoice, subject to its right to withhold payment of any portion of an invoice that is the subject of a good faith dispute.

3. RELATION OF THE PARTIES. HSD is an independent consulting firm and all HSD employees performing work pursuant to this Exhibit shall remain employees solely of HSD and shall not be considered employees of

                                 CONFIDENTIAL

SMS for any purpose. HSD acknowledges that its employees will be performing work for the benefit of SMS' customers and that HSD is responsible for the performance of the work performed by its employees. HSD shall remain responsible for payment of all wages and/or salaries and benefits due such employees, and for all applicable federal, state and local tax liabilities arising from its employees' work performed pursuant to this Exhibit. HSD shall provide SMS with certificates of insurance evidencing that its employees are covered by: (i) General Liability insurance with a minimum limit of $1 million combined single limit bodily injury and property damage;
(ii) Worker's Compensation insurance in the state in which each HSD employee is employed; and (iii) errors and omissions coverage with a minimum limit of $500,000 per claim.

4. PROPRIETARY RIGHTS. HSD hereby assigns to SMS, without further consideration, sole right, title and interest in and to all programming code, documentation, documentation and other written product, methodologies, processes, training materials, inventions, software, ideas and other information and work product (collectively, "Work") developed or generated by or on behalf of HSD during the performance of its obligations as a subcontractor under this Exhibit, including any and all patents, copyrights, trade secrets and other proprietary rights related thereto. All Work shall be deemed " Work for Hire" within the meaning of the Copyright Act of 1976, as amended. HSD agrees to execute and deliver, or cause to be executed and delivered, all documents and instruments requested by SMS to evidence the foregoing assignment. HSD represents and warrants that its performance under this Exhibit and ownership or use of the Work by SMS will not constitute an infringement of any third party proprietary right. Any trade secrets conveyed to SMS by HSD shall be treated as "Confidential Information" as defined in
Section 6 hereof. HSD may offer usage of HSD's work product developed outside the scope of this Exhibit which is not derivative of SMS intellectual property without impairment of HSD's right of sole ownership of such work product, so long as HSD makes no improper use of Confidential Information

5. TERM. The term of this Exhibit shall be coterminous with the term of the Agreement; provided that SMS shall be entitled to terminate any Engagement immediately upon any breach by HSD of Sections 1, 4 or 6 of this Exhibit. Both parties shall make all reasonable efforts to cooperate in the timely completion of any Engagements that remain pending at the termination of the Agreement.

SMS shall be entitled to replace the HSD consultant or terminate an Engagement if in SMS and/or its customer's reasonable opinion, the consultant's work is unsatisfactory or his or her conduct is inappropriate. The parties shall make all reasonable efforts to resolve any staffing issues in such a way as to avoid adverse customer impact. Sections 4, 6, 7 and 8 shall survive any termination of the Agreement.

6.  CONFIDENTIALITY.

    (a) CONFIDENTIAL INFORMATION. HSD acknowledges that in order to perform under this Exhibit, SMS must provide to HSD or HSD will become exposed to certain confidential, proprietary information, including, but not limited to existing SMS systems, programs, training, training materials, documentation, methodologies and materials and those in development; SMS' prices, the identity of SMS' customers or prospective customers; the terms, conditions and prices of any contract, existing or proposed, between SMS and its customers and prospective customers; confidential information of SMS' customer facilities and all patient information; and any other information identified by SMS as confidential or such as the reasonable person would understand to be confidential under the circumstances including, without limitation, this Exhibit ("Confidential Information"). This Exhibit imposes no obligation upon a party who receives Confidential Information where such Confidential Information (i) is in such party's (the "Recipient") possession before receipt from the other party (the "Discloser"); (ii) is or becomes a matter of public knowledge through no fault of the Recipient; (iii) is rightfully received by the Recipient from a third party without a duty of confidentiality; (iv) is independently developed by the Recipient; (v) is disclosed by the

                                 CONFIDENTIAL

Recipient under operation of law, provided the Recipient gives the Discloser prompt notice of the requirement to disclose and the opportunity to contest such disclosure; or (vi) is disclosed by the Recipient with the Discloser's prior written approval.

    (b) NON DISCLOSURE. HSD agrees that: (i) it will hold the Confidential Information in confidence, and will not, without SMS' written consent, disclose any portion thereof to any third party; (ii) it will restrict dissemination of the Confidential Information within HSD to those persons who have a need to know such information in order to perform under this Exhibit;
(iii) it will take such actions as are necessary, including appropriate agreements with or instructions to its employees, to enable HSD to perform its obligations hereunder; and (iv) it will use the Confidential Information for the purpose of performing its duties hereunder, and for no other purpose and (v) any Confidential Information disclosed by SMS to HSD or its employees
prior to the date of the Agreement shall be subject to this Exhibit.   HSD
will cause its members and/or employees participating in an Engagement to acknowledge and comply with their obligations hereunder. At the expiration or termination of the Agreement, all Confidential Information will be returned to SMS.

    (c) HSD ACTIVITIES OUTSIDE THIS EXHIBIT. The parties recognize that HSD has been, and is, in the business of providing services to its healthcare industry customers, which services include the installation and implementation of software systems of various competitors of SMS. Except as expressly provided herein, it is understood and agreed that: (i) services provided by HSD to SMS are provided on a non-exclusive basis and that HSD retains the right to continue to provide the same type of services, and any other services, to any other of its customers, including competitors of SMS;
(ii) HSD retains the right to carry on and expand its business including without limitation, that part of its business involved with the installation and implementation of software systems that are similar to or in competition with those of SMS, for HSD's present and future customers: (iii) during the term of an Engagement and for a period of one year after phase 1 of an implementation (as defined below), HSD will not provide or solicit to provide to a SMS customer when HSD has been placed in an Engagement any direct services that HSD could provide under this Exhibit, nor will HSD respond to or solicit an SMS customer once SMS has identified that customer to HSD as having requested services from SMS and customer has not previously contacted HSD for this particular resource request prior to such customer being identified by SMS to HSD. For purposes of this Section 6(c), "phase 1 of an implementation" shall mean the date of first productive use of the particular set of SMS software applications, as defined in the Workplan. Nothing in this Exhibit shall be deemed in any way to prevent, restrict or limit HSD in providing installation and implementation of software systems that are similar to or in competition with those of SMS provided that Confidential Information is not used in connection with such activities.

    (d) HSD PRODUCT OFFERINGS. For the term of the Agreement and for a period of 2 years from the date of termination of the last Engagement, HSD will not compete with SMS by offering to a SMS customer or to SMS' customer base any product that competes with a current SMS product or a SMS product under development. If HSD desires to offer a product to a SMS customer or to SMS' customer base, HSD will first notify SMS so that SMS can determine if such product will compete with a SMS product. If SMS determines that the HSD product will compete with a SMS product, and HSD decides that it still wishes to offer the product to a SMS customer or to SMS' customer base, HSD will so notify SMS in writing and at SMS' option, this Engagement Exhibit and any current Engagements may be terminated. SMS' right to terminate this Exhibit shall be in addition to any other rights and remedies available to SMS, in law or at equity, for any breach of this Exhibit including, without limitation a breach of Section 6 hereof.

                                 CONFIDENTIAL

                                   EXHIBIT B

                      LIST OF DIAMOND 725 ENHANCEMENTS


PROJ ID   PROJECT DESCRIPTION

   20     Authorization - adjudication

   60     Authorization - redesign of data flow

    6     Authorization API

   504 Benefits off of lesser of billed or allowed. Restrict copay/ coinsurance to 50% of allowed

   24     Cascading Capitation

 500/500b Eligibility API

   510    Institutional Claims - add 2 char modifier

   514    Med Defs expand field in BRULE

    M3    MEEDI -- need separate report or file for MEEDI error messages

    M1    MEEDI -- preprocessor errors report, with more useful sort

   87 MEEDI performance improvements, allow for retro active changes for multiple periods of eligibility and table driven member search logic.

   138 Procedure code - expand field in professional claims to 12 characters to allow NDC codes

   40     Provider -- covering provider logic

   177    Provider Par flag - expand to allow multiple levels of participation.

   66     Provider reimbursement by location.

   TBD    Year 2000 compliance

   TBD    MS Windows compliant user interface with Release 4.3.

   TBD Large file sizes of 4GB -- HSD will test and release large file sizes available from BASIS within 30 days after the general availability of the BASIS Kilauea release

    TBD NT Server for Diamond 725 -- HSD will document and benchmark the availability of running Diamond 725 using NT Server technology.

                                 CONFIDENTIAL

      LIST OF DIAMOND 950C/S ENHANCEMENTS  (ALL PROJECT IDS TO BE DETERMINED)

PROJECT DESCRIPTION

Eligibility API

Authorization API

Auth/Claim link

Capitation Adjustments

MEEDI performance improvements, allow for retro active changes for multiple periods of eligibility

Add ability to define provider reimbursement by location.

Expand Par flag to allow multiple levels of participation.

Compute coinsurance on lessor of allowed or billed amount

Dental Claims

Standard Utilization Reports (comparable to Feedback function)

Integrated Letters

Mass Eligibility Update Utility

                                 CONFIDENTIAL

                                   EXHIBIT C

                    ENHANCEMENTS -- IMPLEMENTATION WORKPLAN

                           DIAMOND 725 ENHANCEMENTS


PROJECT DESCRIPTION                                            GENERAL AVAILABILITY
Year 2000 compliance                                                 March 1998
MS Windows compliant user interface with Release 4.3                 March 1998

Large file sizes of 4GB -- HSD will test and release                 Within 30 days after
"large file sizes" available from BASIS.                             the general
                                                                     availability of BASIS
                                                                     Kilauea release.
NT Server for Diamond 725 -- HSD will document and benchmark the availability of running Diamond 725 using NT Server technology.  March 1998


                         DIAMOND 950C/S ENHANCEMENTS

PROJECT DESCRIPTION                                       GENERAL AVAILABILITY
                                                                  DATE

Dental Claims                                                 Diamond 950C/S
                                                                Release 5.1
Standard Utilization Reports (comparable to                   Diamond 950C/S
Feedback function)                                              Release 5.1
Integrated Letters                                            Diamond 950C/S
                                                                Release 5.1
Mass Eligibility Update Utility                               Diamond 950C/S
                                                                Release 5.1
MEEDI performance improvements, allow for
retroactive changes for multiple periods of eligibility          Feb. 1999

Add ability to define provider reimbursement by location.       April 1998

Expand Par flag to allow multiple levels of participation.      April 1998

Compute coinsurance on lessor of allowed or billed amount.      April 1998

                                 CONFIDENTIAL

                                   EXHIBIT D
     RIGHT TO PROCESS THE DATA OF AFFILIATED AND NON-AFFILIATED PHYSICIANS
                                 AND ENTITIES

                                 CONFIDENTIAL

                                   EXHIBIT E

                         HSD BILLABLE AND NON-BILLABLE SERVICES
                         BY TOPIC, CALLER, AND PURPOSE


        BILLABLE?
CALLER  TECHNICAL APPLICATION  RELEASE  MODIFICATION  DIAMOND     SALES AND  CONF.  ENHANCEMENT   JOINT             PRODUCT
         SUPPORT   SUPPORT     INSTALL    RELEASE    PORTION OF   MARKETING  CALLS  TRAINING    DEVELOPMENT  PLANNING / MANAGEMENT
                               SUPPORT    SUPPORT       SMS        CALLS                          / SMS
                                                     INTEGRATION                                 PROGRAMMING
-----------------------------------------------------------------------------------------------------------------------------------
SMS          N        N           N          N            N                    N         N            N                N
 CORPORATE
 FOR SMS
 CORPORATE
-----------------------------------------------------------------------------------------------------------------------------------
 Onsite                                                               Y
 for
 Prospect
 demos and
 presentations
-----------------------------------------------------------------------------------------------------------------------------------
 Onsite or                                                            N
 conference
 calls with
 customers
 for product
 issues
 resolution
-----------------------------------------------------------------------------------------------------------------------------------
SMS          N        N           N          N            N                    N                      N                N
 CORPORATE
 FOR SMS
 SUPPORT
 CLIENTS
-----------------------------------------------------------------------------------------------------------------------------------
SMS          N        N           N          N            N                    N                      N                N
 CORPORATE
 FOR SMS
 INSTALL
 CLIENTS
-----------------------------------------------------------------------------------------------------------------------------------
SMS         N/A      N/A         N/A        N/A          N/A                  N/A                     N/A              N/A
 SUPPORT
 CLIENTS
-----------------------------------------------------------------------------------------------------------------------------------
SMS         N/A      N/A         N/A        N/A          N/A                  N/A                     N/A              N/A
 INSTALL
 CLIENTS
-----------------------------------------------------------------------------------------------------------------------------------
SMS FIELD   N/A                  N/A        N/A           N                                 N         N/A              N/A
-----------------------------------------------------------------------------------------------------------------------------------

                                 CONFIDENTIAL


-----------------------------------------------------------------------------------------------------------------------------------
 STAFF OR
 THIRD
 PARTY
 CONSULTANTS
 CONTRACTED
 BY SMS
-----------------------------------------------------------------------------------------------------------------------------------
 Related to              N                                                    N
 bugs,
 clarifica
 tion of
 documenta
 tion, or
 review of
 GSD's and
 custom
 development
-----------------------------------------------------------------------------------------------------------------------------------

 "HOW TO"                Y                                                    Y
 QUESTIONS
-----------------------------------------------------------------------------------------------------------------------------------

- N/A is indicated for conditions requiring support that will be routed through an existing SMS organization or communication structure. For example, Support and Install Clients experiencing problems should first contact the appropriate internal support staff at SMS who will then resolve the issue. Members of the Field Staff or Third-Party Consultants under contract to SMS would likewise contact internal SMS resources first for the client/issue combinations marked N/A in the above matrix. HSD will refer those calls back to SMS.
- Joint Development/SMS Programming does not include customer GSD's which would be incorporated in the cost of the bid for the development.